SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                     FORM 8K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report ( Date of Earliest Event Reported ) December 8, 1997


                            Celerity Solutions, Inc.
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                      0-20102                     52-1283993
(State of Jurisdiction)      (Commission File Number)      (IRS Employer ID No.)


                           200 Baker Avenue, Suite 300
              Concord, MA                                               01742
(Address of Principle Executive Offices)                              (Zip Code)


        Registrant's Telephone Number, Including Area Code (508) 287-5888


    ------------------------------------------------------------------------
           Former Name or Former Address, if Changed Since Last Report

Item 2: Acquisition or Disposition of Assets

     On December 8, 1997, Celerity Solutions, Inc. (Celerity or Company) acquired Somerset Automation, Inc. (Somerset), a California-based, privately-held developer and integrator of warehouse management software for approximately $6.3 million. The consideration consisted of $2,296,163 million in cash and other assets, 1,958,233 shares of unregistered common stock of Celerity and 23 separate promissory notes with an aggregate principal and interest amount of $843,836. The promissory notes are payable in three equal aggregate payments of $250,000 due on April 1, 1999, July 1, 1999, and October 1, 1999, and a final payment due on October 1, 2000, subject to adjustments for prepayments and are secured by selected assets of Somerset. Celerity completed the acquisition through a merger of Somerset with a newly formed, wholly owned subsidiary of Celerity, Somerset, Inc.

     In determining the purchase price for the acquisition, the Company considered the nature and characteristics of the professional software market, as well as the market opportunities present in the warehouse management software market. The purchase price was also determined by several factors, including, without limitation, the valuation of recent similar acquisitions; comparable industry multiples; potential product development; sales and marketing synergies between the two companies; combined revenue and earnings potential based on past and projected business; and the recent price for the Company's outstanding securities. The funds for the acquisition were obtained from available cash reserves, and operating cash flow from the combined businesses.

     All of the shareholders of Somerset received a pro rata share of proceeds from the purchase based on their percent ownership of Somerset. Two of the twenty-three shareholders, Mr. Ringuette, CEO of Somerset, and Michael Brewer, President of Somerset, owned 60.3% and 10.2% of the Somerset stock, respectively. The registrant hereby incorporates by reference hereto the information contained as Exhibit C - Luc Ringuette's Consulting Agreement to
Exhibit 2.7 Agreement and Plan of Reorganization By and Between Celerity Solutions, Inc., Somerset, Inc., and Somerset Automation, Inc., dated December 8, 1997, whereby Mr. Ringuette agrees to provide consulting services to Somerset for at least a one-year period. Michael Brewer will remain in his position of President of Somerset.

Item 7: Financial Statements and Exhibits

     The registrant hereby incorporates by reference hereto the information contained in Exhibit 2.7 - Agreement and Plan of Reorganization By and Between Celerity Solutions, Inc., Somerset, Inc. and Somerset Automation, Inc., Schedule 3.3(a) - Audited Financial Statements for the fiscal year ending January 31, 1996, and January 31, 1997 and the eight months ending September 30, 1997.

(a.) Financial Statements of Business Acquired

The registrant hereby files audited financial statements dated December 3, 1997 for the fiscal years ending January 31, 1996, and January 31, 1997 and the eight months ending September 30, 1997. The audited financial statements are included in Schedule 3.3(a)

(b.) Pro Forma Financial Statements

Attached hereto are the pro forma financial statements presented with Celerity
(CSI) and Somerset (SAI) combined as follows:

1. Pro Forma Balance Sheet as of September 30, 1997, - assuming the acquisition of Somerset Automation, Inc. was consummated on April 1, 1996.

2. Pro Forma Combined Statement of Operations for the year ended March 31, 1997, - assuming the acquisition of Somerset was consummated on April 1, 1996.

3. Pro Forma Combined Statement of Operations for the six months ended September 30, 1997, - assuming the acquisition was consummated on April 1, 1996.

(c.) Exhibits

     2.7  Agreement  and  Plan  of   Reorganization   By  and  Between  Celerity
          Solutions, Inc., Somerset, Inc., and Somerset Automation, Inc. herein with related exhibits

     23.1 Consent of Independent Auditors

     99.1 Press Release. "Celerity Solutions, Inc. Acquires Somerset Automation, Inc."



     The registrant hereby files pro forma financial statements as follows:

                         PRO FORMA FINANCIAL INFORMATION
                            Celerity Solutions, Inc.
                        Pro Forma Combined Balance Sheet
                            As of September 30, 1997
                                   (Unaudited)

                                                                                                   Pro Forma           Pro Forma
                                                         CSI                   SAI                Adjustments           Combined
                                                     ----------------------------------------------------------------------------
Assets
Current assets:
   Cash and cash equivalents                         $ 3,344,576           $   860,938           ($2,123,387)(1)      $ 2,082,127
   Short-term investments                                249,140                                                          249,140
   Accounts receivable, net of  allowance for            982,325               698,588                                  1,680,913
     doubtful accounts
   Notes and guaranteed royalties receivable             250,000                                                          250,000
   Prepaid expenses and other current assets             136,935                41,329                                    178,264
                                                     ----------------------------------------------------------------------------
Total current assets                                   4,962,976             1,600,855            (2,123,387)           4,440,444

Property and equipment                                   955,207               414,062                                  1,369,269
Less: accumulated depreciation                          (581,908)             (225,568)                                  (807,476)
                                                     ----------------------------------------------------------------------------
   Net Property and equipment                            373,299               188,494                                    561,793

Notes and guaranteed royalties receivable              1,111,112                                                        1,111,112
Investment in subsidiary
Goodwill, net of accumulated amortization                785,823                                   2,240,923(2)         3,026,746
Software development costs, net of accumulated                                  22,174                                     22,174
   amortization
Other long term assets                                   195,942                                     123,387(3)           319,329
                                                     ----------------------------------------------------------------------------

Total assets                                         $ 7,429,152           $ 1,811,523           $   240,923          $ 9,481,598
                                                     ============================================================================





See accompanying notes.

                         PRO FORMA FINANCIAL INFORMATION
                            Celerity Solutions, Inc.
                        Pro Forma Combined Balance Sheet
                            As of September 30, 1997
                                   (Unaudited)

                                                                                                        Pro Forma         Pro Forma
                                                                         CSI             SAI           Adjustments        Combined
                                                                    ---------------------------------------------------------------
Liabilities and shareholders' equity
Current liabilities:
   Accounts payable and accrued expenses                            $    442,838    $    234,010                       $    676,848
   Unearned revenue and other current liabilities                        402,785         458,526                            861,311
                                                                    ---------------------------------------------------------------
Total current liabilities                                                845,623         692,536                          1,538,159

Notes payable to related parties                                       1,552,069           5,031         843,836(4)       2,400,936
Deferred income taxes                                                                     50,738                             50,738
Deferred rent                                                             77,582                                             77,582
                                                                    ---------------------------------------------------------------
Total liabilities                                                      2,475,274         748,305         843,836          4,067,415



Shareholders' equity:
   Common stock, $.10 par value, Celerity                                685,715         166,732          29,091            881,538
   Additional paid-in capital                                         16,747,202                       3,109,674(5)      19,856,876
   Dividends
   Accumulated earnings (deficit)                                    (10,428,695)        896,486      (3,741,678)(6)    (13,273,887)
                                                                    ---------------------------------------------------------------
                                                                       7,004,222       1,063,218        (602,913)         7,464,527

Less Treasury stock, at cost, 825,088 shares at                       (2,050,344)                                        (2,050,344)
    September 30, 1997
                                                                    ---------------------------------------------------------------
Total shareholders' equity                                             4,953,878       1,063,218        (602,913)         5,414,183
                                                                    ---------------------------------------------------------------

Total liabilities and shareholders' equity                          $  7,429,152    $  1,811,523    $    240,923       $  9,481,598
                                                                    ===============================================================




See accompanying notes.

                         PRO FORMA FINANCIAL INFORMATION
                            Celerity Solutions, Inc.
                   Pro Forma Combined Statement of Operations
                                   (Unaudited)


                                                                                        SAI
                                                                       CSI          Twelve Month
                                                                   Year Ended       Period Ended         Pro Forma      Pro Forma
                                                                  March 31, 1997    March 31, 1997      Adjustments     Combined
                                                                  -----------------------------------------------------------------
Net Sales                                                         $ 5,578,504        $ 3,642,872                        $ 9,221,376
                                                                  -----------------------------------------------------------------

Cost of Revenue
   Services                                                         1,650,475          2,134,246                          3,784,721

                                                                  -----------------------------------------------------------------
Gross profit                                                        3,928,029          1,508,626                          5,436,655
                                                                  -----------------------------------------------------------------

Operating expenses:
   Research and development                                         2,911,400                 --                          2,911,400
   General and administrative                                       1,974,044            515,736                          2,489,780
   Sales and marketing                                                443,170            444,782                            887,952
   Depreciation and amortization                                      543,771            107,620          345,500 (2)       996,891
    In process research and development
    Consolidation expenses                                            462,567                                               462,567
                                                                  -----------------------------------------------------------------
Total operating expenses                                            6,334,952          1,068,138          345,500         7,748,590
                                                                  -----------------------------------------------------------------
Operating income (loss)                                            (2,406,923)           440,488         (345,500)       (2,311,935)
                                                                  -----------------------------------------------------------------

Other Income (Expense):
   Interest and other income, net                                     309,530             20,873         (211,686)(7)       118,717
   Gain (loss) on disposition of assets                               (37,983)                                              (37,983)
                                                                  -----------------------------------------------------------------
Income (loss) before taxes                                         (2,135,376)           461,361         (557,186)       (2,231,201)
Income taxes                                                                             160,521         (160,521)
Net income (loss)                                                 ($2,135,376)       $   300,840        ($396,665)      ($2,231,201)

Net income (loss) per share                                       ($      .35)                                          ($      .28)
                                                                  =================================================================

Weighted average number of shares outstanding                       6,032,065                           1,958,233 (8)     7,990,298
                                                                  =================================================================


See accompanying notes.

                         PRO FORMA FINANCIAL INFORMATION
                            Celerity Solutions, Inc.
                   Pro Forma Combined Statement of Operations
                                   (Unaudited)

                                                            CSI                    SAI
                                                      Six Months Ended      Six Months Ended        Pro Forma           Pro Forma
                                                       Sept. 30, 1997         Sept. 30, 1997        Adjustments         Combined
                                                      ----------------------------------------------------------------------------
Net Sales                                             $ 2,057,968            $ 2,381,821                               $ 4,439,789
                                                      ----------------------------------------------------------------------------

Cost of Revenue
   Services                                             1,103,082              1,041,138                                 2,144,220

                                                      ----------------------------------------------------------------------------
Gross profit                                              954,886              1,340,683                                 2,295,569
                                                      ----------------------------------------------------------------------------

Operating expenses:
   Research and development                               404,376                                                          404,376
   General and administrative                             654,965                576,562                                 1,231,527
   Sales and marketing                                    329,824                146,674                                   476,498
   Depreciation and amortization of goodwill               61,360                 54,838             172,764(2)            288,962
   In process research and development
   Consolidation expenses
                                                      ----------------------------------------------------------------------------
Total operating expenses                                1,450,525                778,074             172,764             2,401,363
                                                      ----------------------------------------------------------------------------
Operating income (loss)                                  (495,639)               562,609            (172,764)             (105,794)
                                                      ----------------------------------------------------------------------------

Other Income ( Expense):
   Interest and other income, net                          40,734                  8,412             (21,200)(7)            27,946
   Gain (loss) on disposition of assets                       --                                                               --
                                                      ----------------------------------------------------------------------------
   Income (loss) before taxes                            (454,905)               571,021            (193,964)              (77,848)
    Provision for income taxes                                --                 242,475            (213,924)               28,551
                                                      ----------------------------------------------------------------------------

Net income (loss)                                     $  (454,905)           $   328,546           $  19,960           $  (106,399)
                                                      ============================================================================
Net(loss) per share                                   $      (.08)                                                     $      (.01)
                                                      ============================================================================

Weighted average number of shares outstanding           6,032,065                                  1,958,233(8)          7,990,298
                                                      ============================================================================


See accompanying notes.
                                     Page 6

                         PRO FORMA FINANCIAL INFORMATION

                            Celerity Solutions, Inc.
                Notes to Pro Forma Combined Financial Statements
                                   (Unaudited)

These pro forma combined financial statements are qualified in their entirety by and should be read in conjunction with the consolidated historical financial statements and related notes thereto of Celerity (CSI) and Somerset (SAI). The pro forma information is presented for illustrative purposes only and does not purport to be indicative of the operating results or financial position that would actually have occurred if the acquisition of Somerset had occurred on the dates indicated, nor is it indicative of future operating results or financial position. The Purchase price accounting entries, including goodwill and accumulated deficit, are estimates and subject to the final accounting as of December 8, 1997, including third party valuations of the in-process research and development, and valuation of the Celerity stock issued as consideration for the purchase.

Note 1.   Adjustment   to  cash  to  reflect  the  cash  used  to  complete  the
          transaction.

Note 2. Adjust goodwill and related amortization expense to reflect the difference between the purchase price less the write-off of in-process R&D less the net asset value of Somerset plus estimated closing costs, as accounted for under the purchase method of accounting for business combinations.

Note 3.   Entry to record loans made to shareholders of Somerset.

Note 4. Entry made to record the promissory notes issued in conjunction with the transaction.

Note 5. Additional paid-in capital represents 1,958,233 share at $1.688 (the closing price of Celerity's stock on December 8, 1997), or $3,305,500 less that par value of the shares issued ($195,823)

Note 6. Accumulated deficit represents the estimated write-off associated with the transaction for in-process R&D and estimated closing costs, as well as, operating statement adjustments from April 1, 1996 through September 30, 1997.

Note 7. Estimation of the net change in interest income in connection with this transaction as a result of the lower cash balance of the combined businesses.

Note 8. Pro forma combined weighted average shares outstanding equals the Celerity shares outstanding prior to the acquisition of 6,032,065, plus the 1,958,233 shares issued to Somerset as part of the transaction.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CELERITY SOLUTIONS, INC.
                                                 (Registrant)

Date: December 23, 1997                      By: /s/ Edward Terino
                                                 ------------------------------
                                                 Edward Terino
                                                 Chief Financial Officer,
                                                 Treasurer, Secretary

                                  EXHIBIT INDEX

Number                     Description of Exhibits                         Page
------                     -----------------------                         ----

          ------------------------------------------------------------

2.7 Agreement and Plan of Reorganization By and Between Celerity Solutions, Inc., Somerset, Inc., and Somerset Automation,
          Inc.                                                              10


23.1      Consent of Independent Auditor                                    71

99.01     Press Release.  "Celerity Solutions,  Inc. Acquires Somerset
          Automation, Inc."                                                 73




          ------------------------------------------------------------